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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): MAY 6, 2005



                              COMPUWARE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                        Commission File Number: 000-20900


                    MICHIGAN                                   38-2007430
(State or other jurisdiction of incorporation              (I.R.S. Employer
                 or organization)                          Identification No.)

     ONE CAMPUS MARTIUS, DETROIT, MICHIGAN                     48226-5099
    (Address of Principal Executive Offices)                   (Zip Code)


      (Registrant's telephone number, including area code): (313) 227-7300

                              --------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On May 6, 2005, Compuware Corporation ("Compuware") entered into an Agreement and Plan of Merger (the "Merger Agreement") with Adlex, Inc. ("Adlex"), Compuware Acquisition Corp., a newly formed and wholly-owned Compuware subsidiary (the "Merger Sub"), and Tad Witkowicz as the Adlex stockholder representative, contemplating the acquisition of Adlex by Compuware. Adlex, based in Marlborough, Massachusetts, is a privately held company that provides service delivery management technology that enables internet service providers and enterprise customers to cost-effectively diagnose and manage end-user experience and quality of service for business-critical applications. The Merger Agreement provides for the merger of the Merger Sub with and into Adlex, with Adlex surviving the merger as a wholly-owned subsidiary of Compuware.

         The purchase price for this transaction is $35.9 million in cash plus potential additional consideration if Compuware collects certain net license fees within nine months after the closing. The closing of the transaction is subject to customary approvals, consents and other conditions, and is expected to be completed in the first quarter of Compuware's 2006 fiscal year.

         A copy of the definitive Merger Agreement is attached as Exhibit 2.6 and is incorporated herein by reference. A copy of the press release dated May 9, 2005 announcing the execution of the agreement is attached as Exhibit 99.1. The foregoing description of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

                  2.6 Agreement and Plan of Merger dated May 6, 2005 by and among Compuware Corporation, Compuware Acquisition Corp., Adlex, Inc., and with respect to
                             Article VIII, Tad Witkowicz, as Shareholder
                             Representative.

                  99.1       Press Release, dated May 9, 2005.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     COMPUWARE CORPORATION


Date: May 6, 2005                                  By:  /s/ Laura L. Fournier
                                                        ------------------------
                                                        Laura L. Fournier
                                                        Senior Vice President
                                                        Chief Financial Officer


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                                INDEX OF EXHIBITS


         EXHIBIT NO.                               DESCRIPTION
         -----------                               -----------
                2.6          Agreement and Plan of Merger dated May 6, 2005  by and among Compuware
                             Corporation, Compuware Acquisition Corp., Adlex, Inc., and with respect to
                             Article VIII, Tad Witkowicz, as Shareholder Representative.

                99.1         Press Release, dated May 9, 2005.